General DataComm Industries, Inc.
                              Statement of Operations (1)
                          One Fiscal Month Ended June 30, 2002
                                     ($ in 000's)

             Sales                                                 $2,299
             Cost of Sales                                          1,141
                                                                   ------
             Gross Margin                                           1,158

             Operating Expenses:
                           Selling, general & administrative          554
                           Research & development                     279
                                                                    ------
                                                                      833

             Operating income                                         325

             Interest expense (contractual interest $480)              83
             Other, net                                               (12)
                                                                    ------
             Earnings before reorganization items,
              income taxes and discontinued operations                254

             Reorganization items:
                           Professional fees                          200
                                                                    ------
             Gain before income taxes
               and discontinued operations                             54

             Income tax provision                                      13
                                                                    ------
             Income before discontinued operations                     41

             Income from discontinued operations                      353
                                                                    ------
             Net income                                             $ 394
                                                                    ======
----------------------
(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                  General DataComm Industries, Inc.
                   Consolidated Balance Sheet (1)
                           JUNE 30, 2002

         In thousands

         ASSETS:
         Current Assets:
         --------------
               Cash and cash equivalents                         $3,148
               Accounts receivable                                3,554
               Notes receivable                                     267
               Inventories                                        4,821
               Deferred income taxes                                307
               Other current assets                                 975
               Net assets of discontinued operations                913
                                                                -------
                                                                 13,985

          Property, plant and equipment, net                        659
          Land and buildings held for sale                        9,935
          Other assets                                                4
          Net assets of discontinued operations                     498
                                                                -------
                                               Total Assets     $25,081
                                                                =======

         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:
         -------------------

         Liabilities not subject to compromise
         -------------------------------------
               Mortgages payable on buildings held for sale      9,144
               Accounts payable, trade                             475
               Accrued payroll and payroll-related costs           319
               Accrued expenses and other current liab.          1,043
                                                                ------
                                                                10,981

         Liabilities subject to compromise
         ---------------------------------
               Revolving credit loan                               $63
               Notes payable                                    27,428 (2)
               7 3/4% Convertible debentures                     3,000
               Accounts payable, trade                          21,530
               Accrued payroll and
                 payroll-related cost                            2,566
               Accrued expenses and other
                 current liab.                                  17,143
                                                              --------
                                                                71,730

         Deferred income taxes                                     448
                                                              --------
                                         Total Liabilities      83,159

         Redeemable 5% Preferred Stock                           3,043

         Stockholders' equity:
         --------------------
               Preferred stock                                     788
               Common stock                                      3,328
               Paid-in-capital                                 191,313
               Accumulated deficit                            (255,111)(2)
                Less: Treasury stock                            (1,439)
                                                               --------
                                                               (61,121)
                                                               --------
          Total Liabilities and Stockholders' Equity           $25,081
                                                               ========
   ------------------------

     (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

     (2) Excludes $3,217 interest on secured debt that may not be payable. Prior period interest expense adjusted to exclude post-petition interest on secured debt for purpose of comparison.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                      For the One Month Ended June 30, 2002
                                 (Unaudited) (1)
                                  ($ in 000's)
                      Increase in Cash and Cash Equivalents


      Cash flows from operating activities:
          Cash received from customers                         $ 2,017
          Non A/R cash                                             105
          Cash paid to suppliers and employees                  (1,538)
      Net cash provided by operating activities
          before reorganization items                              584

      Operating cash flows from reorganization items:
          Professional fees                                       (140)
                                                               --------
      Net cash used by reorganization items                       (140)

      Net cash provided by operating activities                    444

      Cash flows from financing activities:
          Principal payments on debt                              (309)
                                                               --------
      Net cash provided by financing activities                   (309)
                                                               --------
      Net increase in cash                                     $   135
                                                               ========
      Cash at beginning of period                                3,013
          at end of period                                     $ 3,148


      Reconciliation of net income to net cash provided
          by operating activities
      Net income                                               $   394 (2)

      Depreciation                                                  79
      Income on discontinued operations                           (353)
      Professional fee accrual                                     200
      Increase in accounts receivable                             (713)
      Increase in postpetition payables and
          other current liabilities                                194
      Decrease in inventory                                        651
      Increase in other current assets                              (8)
                                                               ---------
      Net cash provided by operating activities                $   444
                                                               =========


---------------------
 (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

 (2) Excludes interest on secured debt that may not be payable.